EXHIBIT C-2


                                  FORM OF
                             PARENT GUARANTEE


          GUARANTEE, dated as of July __, 1995, made by REEVES INDUSTRIES, INC., a Delaware corporation (the "Guarantor"), in favor of CHEMICAL BANK, as agent (in such capacity, the "Agent") for the banks (the "Banks") parties to the Credit Agreement, dated as of August 5, 1992 (as heretofore amended and restated and as hereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Guarantor, Reeves Brothers, Inc. (the "Company"; and collectively with the Guarantor, the "Borrowers"), the Banks and the Agent.


                           W I T N E S S E T H :


          WHEREAS, pursuant to the Credit Agreement, the Banks have severally agreed to make loans to and issue letters of credit for or for the account of the Borrowers upon the terms and subject to the conditions set forth therein; it is a condition precedent to the obligation of the Banks to make their respective loans to and issue letters of credit for or for the account of the Borrowers under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Banks.


          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Banks to enter into the Credit Agreement and to induce the Banks to make their respective loans to and issue letters of credit for or for the account of the Borrowers under the Credit Agreement, the Guarantor hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

          1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined. As used herein, "Obligations" means the unpaid principal amount of, and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Notes of the Company and all other obligations and liabilities of the Company to the Agent or to the Banks, including, without limitation, the obligations under the Letters of Credit, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Agent or to the Banks that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise.

          2. Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees to the Agent, for the ratable benefit of the Banks, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. The amounts payable by the Guarantor under the foregoing sentence shall be such amounts before giving effect to any payments to the Agent and/or any Bank by any other guarantor of the Obligations, but after giving effect to all payments whatsoever theretofore received by the Agent and/or any Banks from the Company with respect to the Obligations. The Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent or by the Banks in enforcing, or obtaining advice of counsel in respect of, any of their rights under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Company may be free from any Obligations.

          The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Bank on account of its liability hereunder, it will notify the Agent and such Bank in writing that such payment is made under this Guarantee for such purpose. No payment or payments made by the Company or any other Person or received or collected by the Agent or any Bank from the Company or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments remain liable hereunder until the Obligations are paid in full and the Commitments are terminated.

          3. Right of Set-off. Upon the occurrence of any Event of Default specified in the Credit Agreement, the Agent and each Bank are hereby irrevocably authorized at any time and from time to time without notice to the Guarantor, any such notice being hereby waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such Bank to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Agent or such Bank may elect, on account of the liabilities of the Guarantor hereunder and claims of every nature and description of the Agent or such Bank against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, the Security Agreement, any Note or any other Loan Document or otherwise, as the Agent or such Bank may elect, whether or not the Agent or such Bank has made any demand for payment and although such liabilities and claims may be contingent or unmatured. The Agent and each Bank shall notify the Guarantor promptly of any such set-off made by it and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each Bank under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Bank may have.

          4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Agent or any Bank, the Guarantor shall not be entitled to be subrogated to any of the rights of the Agent or any Bank against the Company or against any collateral security or guarantee or right of offset held by the Agent or any Bank for the payment of the Obligations, nor shall the Guarantor seek any reimbursement from the Company in respect of payments made by the Guarantor hereunder, until all amounts owing to the Agent and the Banks by the Company on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Agent and the Banks, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

          5. Amendments, etc. with respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Agent or any Bank may be rescinded by the Agent or such Bank, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Bank, and the Credit Agreement, the Security Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Banks (or the Required Banks, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Bank for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Bank shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

          6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Bank upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee; and all dealings between the Company or the Guarantor, on the one hand, and the Agent and the Banks, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement, the Security Agreement, the Notes and the other Loan Documents and any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Bank, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company against the Agent or any Bank, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When the Agent is pursuing its rights and remedies hereunder against the Guarantor, the Agent or any Bank may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Bank to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent and the Banks against the Guarantor.

          7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial part of its property, or otherwise, all as though such payments had not been made.

          8. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Agent without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.

          9. Further Assurances. The Guarantor hereby covenants and agrees with the Agent and the Banks that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated, at any time and from time to time, upon written request of the Agent, and at the sole expense of the Guarantor, the Guarantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Guarantee and of the rights and powers herein granted.

          10. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          12. No Waiver; Cumulative Remedies. Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to paragraph 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          13. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Agent, provided that any provision of this Guarantee may be waived by the Agent in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent and the Banks and their successors and assigns. This Guarantee shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          14. Notices. Notices by the Agent to the Guarantor may be given by mail or by facsimile transmission, addressed to the Guarantor at its address or transmission number set forth under its signature below and shall be effective (a) in the case of mail, 2 days after deposit in the postal system, first class postage pre-paid and (b) in the case of facsimile transmissions, when sent. The Guarantor may change its address and transmission numbers by written notice to the Agent.

          15. Authority of Agent. The Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          16. Termination on Borrower Merger. Notwithstanding anything to the contrary contained herein, this Guarantee shall terminate and be of no further force or effect upon the consummation of the Borrower Merger.

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.


                         REEVES INDUSTRIES, INC.


                         By _________________
                            Name:
                            Title:

                         Address for Notices:

                         Reeves Industries, Inc.
                         401 Merritt 7
                         Norwalk, Connecticut  06856-5063
                         (For Fed Ex, etc., use 06851)
                         Attention:  Treasurer, with a
                                     copy to the
                                     General Counsel
                         Telecopy:      203-845-7950
                         Confirmation:  203-846-9988